EXHIBIT 99.1
UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

KENNETH H. KARSTEDT, Derivatively on Behalf of NABORS INDUSTRIES LTD., Plaintiff, vs. EUGENE M. ISENBERG, et al., Defendants, — and — NABORS INDUSTRIES LTD., a Bermuda corporation, Nominal Defendant.	§ § § § § § § § § § § § § § § § § §	Civil Action No. 4:07-cv-00509 (Consolidated)
NOTICE OF PROPOSED SETTLEMENT OF DERIVATIVE ACTION, HEARING THEREON, AND RIGHT TO APPEAR

TO: ALL CURRENT RECORD HOLDERS AND BENEFICIAL OWNERS OF COMMON STOCK OF NABORS INDUSTRIES
LTD. (“NABORS” OR THE “COMPANY”) AS OF MARCH 6, 2008 (THE “RECORD DATE”) (“CURRENT NABORS
SHAREHOLDERS”).
PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED
SETTLEMENT AND DISMISSAL OF THE ABOVE-CAPTIONED SHAREHOLDERS’ DERIVATIVE ACTION (THE
“ACTION”) AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE
AFFECTED BY THESE LEGAL PROCEEDINGS IN THE ACTION. IF THE COURT APPROVES THE SETTLEMENT,
YOU WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM
PURSUING THE RELEASED CLAIMS (AS DEFINED HEREIN).
IF YOU HOLD NABORS COMMON STOCK FOR THE BENEFIT OF ANOTHER, PLEASE PROMPTLY TRANSMIT THIS
DOCUMENT TO SUCH BENEFICIAL OWNER.
THE COURT HAS MADE NO FINDINGS OR DETERMINATIONS CONCERNING THE MERITS OF THE ACTION. THE
RECITATION OF THE BACKGROUND AND CIRCUMSTANCES OF THE SETTLEMENT CONTAINED HEREIN DOES NOT
CONSTITUTE THE FINDINGS OF THE COURT. IT IS BASED ON REPRESENTATIONS MADE TO THE COURT BY
COUNSEL FOR THE PARTIES.
     Notice is hereby provided to you of the proposed settlement (the “Settlement”) in the Action. This Notice is provided by Order of the United States District Court for the Southern District of Texas, Houston Division (the “Court”). It is not an expression of any opinion by the Court. It is to notify you of the terms of the proposed Settlement of the Action, and your rights related thereto.
I. WHY THE COMPANY HAS ISSUED THIS NOTICE
     Your rights may be affected by the Settlement of the Action styled Karstedt, et al. v. Isenberg, et al., Civil Action No. 4:07-CV-00509. Plaintiffs Kenneth Karstedt and Gail McKinney (“Plaintiffs”), Defendants Eugene M. Isenberg, Anthony G. Petrello, Bruce P. Koch, Daniel McLachlin, Martin J. Whitman, Hans W. Schmidt, Myron M. Sheinfeld, James L. Payne, Alexander M. Knaster and Jack Wexler (“Individual Defendants”), and Nabors (Nabors and the Individual Defendants collectively, “Defendants”; Plaintiffs, Individual Defendants and Nabors, collectively “Parties”) have agreed upon terms to settle the Action and have signed a written Stipulation of Settlement (“Stipulation”) setting forth those settlement terms.

     On May 14, 2008, at 10:00 a.m., the Court will hold a hearing (the “Final Hearing”) in the Action. The purpose of the Final Hearing is to determine: (i) whether the dismissal of the Action, pursuant to the Stipulation, should be approved by the Court and a final judgment entered; (ii) whether the Fee Award (as defined below) should be approved by the Court; and (iii) such other matters as may be necessary or proper under the circumstances.
II. SUMMARY OF THE ACTION
     On February 6, 2007 and March 5, 2007, Plaintiffs Kenneth Karstedt and Gail McKinney filed, respectively, Verified Shareholder Derivative Complaints against certain current and former directors and officers of Nabors for allegedly granting backdated stock options. On March 20, 2007, the Court entered an order consolidating for all purposes the related actions and appointing Co-Lead Plaintiffs and Co-Lead Counsel for Plaintiffs. On June 28, 2007, Plaintiffs filed their Consolidated Verified Shareholder Derivative Complaint (“Consolidated Complaint”). Generally, Plaintiffs allege that the Individual Defendants breached their fiduciary duties to the Company by allegedly participating in the backdating of stock options and/or receiving backdated options, unjustly enriched themselves, misused inside information to engage in stock transactions, wasted corporate assets, mismanaged the corporation, and violated Sections 10(b), 14(a), and 20(a) of the Securities Exchange Act of 1934 (“Exchange Act”) and Securities and Exchange Commission (“SEC”) Rule 10b-5 by causing Nabors to issue false proxy statements and repurchase stock at inflated prices.
     Thereafter, counsel for Plaintiffs and Defendants (“Parties”) discussed the possible resolution of the Action. Throughout the summer of 2007, the Parties engaged in extensive arm’s-length negotiations and discussions with regard to the possible settlement of the Action. As a result of these discussions, on August 29, 2007 and on multiple days thereafter, counsel for Nabors and for Plaintiffs held formal mediation sessions before the Honorable Deborah Hankinson, Justice of the Texas Supreme Court (Ret.). With the assistance of the mediator, and outside of the mediation sessions, the Parties by and through their counsel, engaged in extensive additional arm’s-length negotiations and in further good-faith discussions with regard to the possible settlement of the Action. The Parties ultimately reached an agreement-in-principle to settle the Action, subject to Court approval, on the terms set forth in the Stipulation.
     All Parties and their counsel concur that the Settlement described herein is fair, reasonable, adequate and in the best interest of Nabors and Current Nabors Shareholders.
III. TERMS OF THE PROPOSED DERIVATIVE SETTLEMENT
     The principal terms, conditions and other matters that are part of the Settlement, which is subject to approval by the Court, are summarized below. This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Court.
     To resolve the Action, and solely as a result of it, the Parties agreed as set forth in the Stipulation as follows:
     1. At the next regularly scheduled meeting of the Nabors Board of Directors (“Board”) following issuance of an Order approving the Settlement of the Action, the Board shall adopt such resolutions and amend such committee charters as necessary to incorporate the following provisions into the Company’s Corporate Governance Guidelines. Unless otherwise provided herein, these provisions shall remain in effect for a period of three years; provided, however, that these guidelines shall be of no further force or effect upon the occurrence of any of the following events: (i) the primary trading market for the Company’s common shares is no longer the New York Stock Exchange or other United States stock exchange; (ii) there is a change in control of the Company (as defined in the employment agreement for the Chief Executive Officer); or (iii) the Company engages in a going private transaction or similar transaction in which a majority of the shares of the Company outstanding on the date of this agreement are no longer outstanding.

BOARD COMPOSITION AND PRACTICES
Board Structure
     (a) The Board shall maintain the position of Lead Director, with specific duties and responsibilities, unless the Board appoints an independent Chairman of the Board, in which case the Board will re-evaluate the need for a Lead Independent Director and disclose its conclusions about the continuing need for such a role.
     (b) Each current standing committee of the Board shall maintain its written charter, which shall continue to be available to the public on the Company’s website. The charter for each such committee of the Board shall require that the Committee meet at least four times per year, except for the Technology and Safety Committee, which shall meet at least twice a year. The Company shall publish the intended dates of the regularly scheduled board meetings for the next fiscal year. If extraordinary circumstances prevent any committee from meeting this requirement, that committee shall meet as soon as practicable thereafter and the extraordinary circumstances shall be explained in the Company’s next proxy statement.
     (c) The Board shall retain the existing provisions in the Company’s Bye-Laws providing that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. Nothing in this paragraph shall prohibit the shareholders of the Company from approving amendments to the Bye-Laws to require greater than a majority vote.
Director Independence
     (d) At least two-thirds of the members of the Board shall be “independent directors,” as defined under applicable standards promulgated by the Securities and Exchange Commission and the New York Stock Exchange.
Director Education
     (e) The Company shall make available on a regular basis to each member of the Board a schedule of upcoming corporate governance and other director education programs and shall encourage members of the Board to attend such programs at the Company’s expense. On at least a biennial basis, a presentation shall be made to the Board of Directors about recent developments and best practices concerning corporate governance.
New Director and Process for Identifying Potential New Directors
     (f) Within one year, the Company shall add one new director, who shall be independent under applicable New York Stock Exchange and SEC requirements, and who shall be qualified and agree to serve on the Audit Committee. In identifying, considering and appointing director candidates for this directorship, the Governance and Nominating Committee or their designee(s) shall use the following procedure:
               (i) The Governance and Nominating Committee shall establish a set of criteria in conducting the search for a new director described herein;
               (ii) The Governance and Nominating Committee may authorize a nationally recognized search firm experienced in director searches to propose qualified and experienced candidates to the Committee;
               (iii) The Company’s website will provide information regarding how any shareholder holding more than five percent of the Company’s common stock (“qualified shareholder’) may propose a candidate, and the Secretary of the Company, after determining the proposal was made by a qualified shareholder, shall promptly forward the name(s) of any such candidate(s) to the Governance and Nominating Committee;
               (iv) The Governance and Nominating Committee shall evaluate the candidates identified through the processes described in this paragraph and recommend at least one candidate to the Board of Directors;
               (v) If the Board of Directors, in its business judgment, agrees that one or more of the candidates presented to it by the Governance and Nominating Committee is

satisfactory, then the candidate may be elected to the Board of Directors pursuant to the Company’s Bye-Laws.
     (g) The Company shall adopt a Charter for the Compensation Committee. The Compensation Committee may review this policy from time-to-time and make such written amendments as it deems appropriate in the best interests of the Company.
STOCK OPTION PLANS
     (h) The Board shall adopt a resolution providing that the Company shall adopt a revised Stock Option/Restricted Stock Award Policy. The Compensation Committee may review this policy from time-to-time and make such written amendments as it deems appropriate in the best interests of the Company.
AUDIT COMMITTEE
     (i) At least annually, prior to the filing of the Company’s Annual Report on Form 10-K, the Audit Committee shall meet with the Company’s internal auditors and independent auditors to review and discuss the Company’s accounting for stock-based compensation.
     2. The Stipulation also provides for the entry of judgment dismissing the Action against Nabors and the Individual Defendants with prejudice and, as explained in more detail in the Stipulation, barring and releasing certain known or unknown claims that have been or could have been brought in any court by the Plaintiffs in the Action or by Nabors, or any of its shareholders, against Nabors and the Individual Defendants relating to any of the claims or matters that were or could have been alleged or asserted in any of the pleadings or papers filed in the Action or any amendment thereof. The Stipulation further provides that the entry of judgment will bar and release any known or unknown claims that have been or could have been brought in any court by the Defendants against Plaintiffs or Plaintiffs’ Counsel related to any of the claims or matters that were or could have been alleged or asserted in any of the pleadings or papers filed in the Action or any amendment thereof or based upon or arising out of the institution, prosecution, assertion, settlement, or resolution of the Action.
IV. PLAINTIFFS’ ATTORNEYS’ FEES AND EXPENSES
     Nabors, on behalf of all Defendants, has agreed, upon approval of the Court, that it will pay or cause to be paid Plaintiffs’ Counsel’s fees and expenses up to the sum of $2,850,000 (“Fee Award”), subject to Court approval. The Fee Award includes fees and expenses incurred by Plaintiffs’ Counsel in connection with the prosecution and settlement of the Action. To date, Plaintiffs’ Counsel have not received any payments for their efforts on behalf of Nabors shareholders. The Fee Award will compensate Plaintiffs’ Counsel for the results achieved in the Action, and the risks of undertaking the prosecution of the Action on a contingent basis. The Settlement, however, is not in any way conditioned upon the Court’s approval of the Fee Award.
V. REASONS FOR THE SETTLEMENT
     Counsel for the Parties believe that the Settlement is in the best interests of the Parties to the Action, Nabors, and Current Nabors Shareholders.
     A. Why Did Plaintiffs Agree to Settle?
     Plaintiffs’ Counsel conducted an extensive investigation relating to the claims and the underlying events and transactions alleged in the Action. Among other things, this included the production of non-public documents by the Defendants to Plaintiffs and the interview of certain employees or agents of Nabors. Plaintiffs’ Counsel have analyzed the evidence adduced during their investigation, and have researched the applicable law with respect to the claims of Plaintiffs, Current Nabors Shareholders and Nabors against the Defendants and the potential defenses thereto.
     Based upon their investigation as set forth above, Plaintiffs and their counsel have concluded that the terms and conditions of the Stipulation are fair, reasonable and adequate to Plaintiffs, Current Nabors Shareholders, and Nabors, and in their best interests, and have agreed to settle the claims raised in the Action pursuant to the terms and provisions of the Stipulation after considering, among other things: (a) the substantial benefits that Current Nabors Shareholders and Nabors have received or will receive from the Settlement, (b) the attendant risks of continued litigation of the Action, (c) actions taken by the Company and its Board of Directors in response to alleged options dating issues at Nabors, and (d) the desirability of permitting the Settlement to be consummated.
     In particular, Plaintiffs and their counsel considered the significant litigation risk inherent in this shareholder derivative Action. The law imposes significant burdens on plaintiffs for pleading and proving a shareholder derivative claim. While Plaintiffs believe their claims are meritorious, Plaintiffs acknowledge that there is a substantial risk that the Action may not succeed in producing a recovery in light of the applicable legal standards and possible defenses. Plaintiffs and their counsel believe that, under the circumstances, they have obtained the best possible relief for Nabors and Current Nabors Shareholders.
     B. Why Did the Defendants Agree to Settle?
     The Defendants have strenuously denied, and continue strenuously to deny each and every allegation of liability made against them in the Action, and assert that they have meritorious defenses to those claims and that judgment should be entered dismissing all claims against them with prejudice. In addition, Nabors has maintained that this Action may not proceed as a matter of applicable Bermuda law. The Defendants have thus entered into the Stipulation solely to avoid the continuing additional expense, inconvenience, and distraction of this burdensome litigation and to avoid the risks inherent in any lawsuit, and without admitting any wrongdoing or liability whatsoever or conceding that these claims may be properly maintained in the United States.

VI. FINAL HEARING
     On May 14, 2008, at 10:00 a.m., the Court will hold the Final Hearing before the Honorable David Hittner at the United States District Court for the Southern District of Texas, Houston Division, United States Courthouse, 515 Rusk Avenue, Courtroom 8A, Houston, Texas 77002. At the Final Hearing, the Court will consider whether the Settlement is fair, reasonable and adequate and thus should be finally approved and whether the Action should be dismissed with prejudice pursuant to the Stipulation. The Court also will rule upon the Fee Award.
VII. RIGHT TO ATTEND FINAL HEARING
     Any Current Nabors Shareholder may, but is not required to, appear in person at the Final Hearing. If you want to be heard at the Final Hearing in opposition to the Settlement or the Fee Award in the Action, then you must first comply with the procedures for objecting, which are set forth below. The Court has the right to change the hearing dates or times without further notice. Thus, if you are planning to attend the Final Hearing, you should confirm the date and time before going to the Court. CURRENT NABORS SHAREHOLDERS WHO HAVE NO OBJECTION TO THE SETTLEMENT DO NOT NEED TO APPEAR AT THE FINAL HEARING OR TAKE ANY OTHER ACTION.
VIII. RIGHT TO OBJECT TO THE SETTLEMENT AND PROCEDURES FOR DOING SO
     You have the right to object to any aspect of the Settlement. You must object in writing, and you may request to be heard at the Final Hearing. If you choose to object, then you must follow these procedures.
     A. You Must Make Detailed Objections in Writing
     Any objections must be presented in writing and must contain the following information:
     1. Your name, legal address, and telephone number;
     2. Proof of being a Current Nabors Shareholder as of the Record Date;

     3. The date(s) you acquired your Nabors shares;
     4. A detailed statement of your specific position with respect to the matters to be heard at the Final Hearing, including a statement of each objection being made;
     5. The grounds for each objection or the reasons for your desiring to appear and to be heard;
     6. Notice of whether you intend to appear at the Final Hearing (this is not required if you have lodged your objection with the Court); and
     7. Copies of any papers you intend to submit to the Court, along with the names of any witness(es) you intend to call to testify at the Final Hearing and the subject(s) of their testimony.
     The Court will not consider any objection that does not substantially comply with these requirements.
     B. You Must Timely Deliver Written Objections to the Court, Plaintiffs’ Counsel, and Defendants’ Counsel
     YOUR WRITTEN OBJECTIONS MUST BE ON FILE WITH THE CLERK OF THE COURT NO LATER THAN APRIL 30, 2008. The Court Clerk’s address is:
          U.S. District Clerk
          Southern District of Texas, Houston Division
          515 Rusk Avenue
          Houston, TX 77002
     YOU ALSO MUST DELIVER COPIES OF THE MATERIALS TO PLAINTIFFS’ COUNSEL AND COUNSEL FOR DEFENDANTS SO THEY ARE RECEIVED NO LATER THAN APRIL 30, 2008. Counsel’s addresses are:

Darren J. Robbins Ellen Gusikoff Stewart James I. Jaconette Coughlin Stoia Geller Rudman & Robbins LLP 655 West Broadway, Suite 1900 San Diego, CA 92101	Wilson Sonsini Goodrich & Rosati, P.C. Douglas J. Clark Jerome F. Birn, Jr. Gregory L. Watts 650 Page Mill Road Palo Alto, CA 94304

     The Court will not consider any objection that is not timely filed with the Court or not timely delivered to Plaintiffs’ Counsel and counsel for Defendants.
     Any Person or entity who fails to object or otherwise request to be heard in the manner prescribed above will be deemed to have waived the right to object to any aspect of the Settlement or otherwise request to be heard (including the right to appeal) and will be forever barred from raising such objection or request to be heard in this or any other action or proceeding.
IX. HOW TO OBTAIN ADDITIONAL INFORMATION
     This Notice summarizes the Stipulation. It is not a complete statement of the events of the Action or the Stipulation. Although the Parties believe that the descriptions about the Settlement that are contained in this Notice are accurate in all material respects, in the event of any inconsistencies between the descriptions in this Notice and the Stipulation, the Stipulation will control.
     You may inspect the Stipulation and other papers in the Action at the United States District Clerk’s office at any time during regular business hours of each business day. The Clerk’s office is located at 515 Rusk, Houston, Texas 77002. However, you must appear in person to inspect these documents. The Clerk’s office will not mail copies to you.
     PLEASE DO NOT CALL, WRITE, OR OTHERWISE DIRECT QUESTIONS TO EITHER THE COURT OR THE CLERK’S OFFICE. Any questions you have about matters in this Notice should be directed by telephone or in writing to Plaintiffs’ Counsel, Darren J. Robbins, Ellen Gusikoff Stewart, and James J. Jaconette, at the address set forth above.

DATED March 13, 2008	BY ORDER OF THE COURT UNITED STATES DISTRICT COURT SOUTHERN DISTRICT OF TEXAS